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                                                             EXHIBIT 23.2


                         CONSENT OF PRICE WATERHOUSE LLP

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated November 11, 1996, appearing on page 26 of the U.S. Industries, Inc. Annual Report on Form 10-K for the year ended September 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.



     /s/ PRICE WATERHOUSE LLP
     ------------------------
     Morristown, New Jersey
     January 21, 1997






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